087847\013\6902515.v4 AMENDMENT NO. 2 TO CREDIT AGREEMENT AND CONSENT This AMENDMENT NO. 2 TO CREDIT AGREEMENT AND CONSENT dated as of February 21, 2025 (the “Amendment”), is entered into by and among AirCo, LLC, a North Carolina limited liability company, Airco 2, LLC, a Kansas limited liability company, Air’Zona Aircraft Services, Inc., an Arizona corporation, AirCo Services, LLC, a North Carolina limited liability company, CSA Air, Inc., a North Carolina corporation, Global Ground Support, LLC, a North Carolina limited liability company, Jet Yard, LLC, an Arizona limited liability company, Jet Yard Solutions, LLC, an Arizona limited liability company, Mountain Air Cargo, Inc., a North Carolina corporation (“MAC”), Stratus Aero Partners LLC, a Delaware limited liability company, Worldwide Aircraft Services, Inc., a Kansas corporation, and Worthington Aviation, LLC, a North Carolina limited liability company (such entities being sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”), Air T, Inc., a Delaware corporation (“Air T”), in its separate capacities as “Loan Party Agent” and “Guarantor” (as defined in the Original Agreement, hereinafter defined), and Alerus Financial, National Association (the “Lender”). RECITALS: A. The Borrowers, the Loan Party Agent and the Lender are parties to that certain Credit Agreement dated as of August 29, 2024, as amended by that certain Amendment No. 1 to Credit Agreement and Other Loan Documentds dated as of January 21, 2025 (as so amended, the “Original Agreement”), pursuant to which Lender has agreed to extend credit to the Borrowers under the terms and conditions set forth therein. B. The Borrowers have requested that notwithstanding the prohibitions against (1) the incurrence of Debt set forth in Section 7.01 of the Original Agreement other than for the specific categories set forth in such Section, and (2) the creation of Liens in the Borrowers’ property set forth in Section 7.02 of the Original Agreement that the Lender consent to the incurrence of Debt in an amount of up to $2,280,000 by MAC to be secured by a Deed of Trust on the North Carolina Real Property in favor of Bank of America, N.A. and a Lien on a deposit account maintained by MAC with Bank of America, N.A. C. Subject to the terms and conditions of this Amendment, the Lender will agree to the foregoing request of the Borrowers. NOW, THEREFORE, the parties agree as follows: 1. Defined Terms. All capitalized terms used in this Amendment shall, except where the context otherwise requires, have the meanings set forth in the Original Agreement as amended hereby. 2. Amendments. (a) The definition of the term “Maturity Date” appearing in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

2 “ ‘Maturity Date’: The earlier of: (a) the date on which the Loans become due and payable under Section 8.02 upon the occurrence of an Event of Default; or (b) (i) the Revolving Credit Termination Date for the Revolving Credit Loans; or (ii) August 15, 2029 for Term Loan A. (b) Section 1.01 of the Original Agreement is hereby further amended by inserting the following new definitions of the terms “BofA”, “BofA Debt”, “BofA Deed of Trust” and “BofA Loan Agreement”, all in the appropriate alphabetical order: “ ‘BofA” means Bank of America, N.A., a national banking association. ‘BofA Loan shall have the meaning provided in Section 7.01 of this Agreement. ‘BofA Loan Agreement’ shall mean that certain Loan Agreement dated as of February __, 2025, by and between BofA and MAC, as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time. ‘BofA Deed of Trust’ shall have meaning provided in Section 7.02 of this Agreement.” (c) Section 2.01(b) [Term Loan B Commitment] is hereby amended in its entirety to read as follows: “ (b) [Intentionally deleted]. (d) Section 2.05(c) is hereby amended in its entirety to read as follows: “ (c) [Intentionally deleted]. (e) Section 7.01 of the Original Agreement is hereby amended in its entirety to read as follows: “ Section 7.01 Limitation on Debt. Create, incur, assume, permit to exist, or otherwise become liable with respect to any Debt, except: (a) Debt of any Borrower existing or arising under this Agreement and any other Loan Document; (b) Debt incurred to finance the acquisition, construction, or improvement of fixed or capital assets (including Capital Lease Obligations) secured by a Lien permitted under Section 7.02(j); provided that (i) such Debt is incurred simultaneously with such acquisition or the completion of such construction or improvement, (ii) such Debt when incurred shall not exceed the purchase price or the construction costs of the asset financed, and (iii) the aggregate principal amount of Debt

3 permitted by this Section 7.01(b) shall not exceed $500,000 in the aggregate at any time outstanding; (c) Debt outstanding on the date hereof and listed on Schedule 7.01 and any refinancings, refundings, renewals or extensions thereof; (d) obligations (contingent or otherwise) of the Borrowers existing or arising under any Swap Transaction Document, provided that such obligations are (or were) required hereunder or entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, cash flows or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view”; (e) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; (f) obligations for accounts payable, other than for money borrowed, incurred in the ordinary course of business; (g) Debt arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided that such Debt is extinguished within five (5) Business Days of its incurrence; (h) Subordinated Debt; (i) A term loan in an amount not to exceed $2,280,000 owing by MAC (the “BofA Loan’) to BofA, made pursuant to the BofA Loan Agreement and secured by the BofA Deed of Trust; (j) other unsecured Debt not otherwise described in subsections (a) through (h) above of this Section 7.01, the aggregate amount of which shall not at any one time exceed $500,000; and (k) extensions, refinancings, modifications, amendments and restatements of any items described in subsections (a) through (j) of this 0; provided, that the principal amount thereof is not increased or the terms thereof are not modified to impose materially more burdensome terms upon the Loan Parties.” (f) Section 7.02 of the Original Agreement is hereby amended in its entirety to read as follows: “ Section 7.02 Limitation on Liens. Create, incur, assume, or permit to exist any Lien on any property or assets (including Equity Interests of any of its

4 Subsidiaries) now owned or hereafter acquired by it or on any income or rights in respect of any thereof, except: (a) Liens created pursuant to or arising under any Loan Document; (a) Liens imposed by law for Taxes, assessments, or governmental charges not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted if adequate reserves with respect thereto are maintained in accordance with GAAP on the books of the applicable Person; (b) Carriers', warehousemen's, mechanics', materialmen's, repairmen's, and other similar Liens imposed by law, arising in the ordinary course of business, and securing obligations that are not overdue by more than 30 days or that are being contested in good faith and by appropriate proceedings diligently conducted; (c) Pledges and deposits and other Liens (i) made in the ordinary course of business in compliance with workers' compensation, unemployment insurance, and other social security laws or regulations, or (ii) securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty, or liability insurance to any Borrower or another Loan Party; (d) Liens (including deposits) to secure the performance of bids, tenders, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds, and other obligations of like nature, in each case in the ordinary course of business; (e) Easements, zoning restrictions, rights-of-way, minor defects or irregularities in title, and similar encumbrances on real property imposed by law or arising in the ordinary course of business which, in the aggregate, are not material in amount and which do not materially detract from the value of the affected property or interfere materially with the ordinary conduct of business of any Borrower or any of its Subsidiaries; (f) To the extent such transactions create a Lien thereunder, liens in favor of lessors securing operating leases or sale and leaseback transactions, in each case to the extent such operating leases or sale and leaseback transactions are permitted under the terms of this Agreement; (g) Judgment or other similar Liens in connection with legal proceedings in an aggregate principal amount up to $100,000 which, whether immediately or with the passage of time (i) do not give rise to an Event of Default under Section 8.01(g) and (ii) are being contested in good faith by appropriate proceedings diligently conducted; and

5 (h) Liens upon assets of any Borrower or any of its Subsidiaries subject to Capital Lease Obligations to the extent such Capital Lease Obligations are permitted by Section 7.01; provided that (i) such Liens only serve to secure the payment of Debt arising under such Capital Lease Obligation and (ii) the Lien encumbering the asset giving rise to the Capital Lease Obligation does not encumber any other asset of any Borrower or any of its Subsidiaries; (i) Liens securing purchase-money Debt permitted under Section 7.01(b); (j) A deed of trust encumbering the North Carolina Real Property executed by MAC for the benefit of BofA (the ‘BofA Deed of Trust’) and a Lien in the “Designated Account” (as such term is defined in the BofA Loan Agreement) maintained with BofA to provide for the direct debit of funds to make scheduled payments of principal and interest on the BofA Loan; and (k) Liens outstanding on the date hereof and set forth on Schedule 7.02(k).” (g) Section 8.01(p) of the Original Agreement is hereby amended in its entirety to read as follows: “(p) there occurs any default under the BofA Loan Agreement or the BofA Deed of Trust the effect of which default causes or permits BofA to accelerate the maturity of the BofA Loan.” 3. Limited Consent; Release of North Carolina Deed of Trust and North Carolina Assignment of Rents. On the Effective Date of this Amendment, the Lender hereby consents, notwithstanding the prohibitions set forth in Sections 7.01 and 7.02 of the Original Agreement to the incurrence by MAC of the BofA Loan and the execution and delivery by MAC of the BofA Deed of Trust in the form approved by Lender. The Lender’s consent given pursuant to this Section 3 is expressly limited to the specific transaction described above and is not intended, and shall not be construed, to be a general waiver of any other term or provision of the Original Agreement, as amended hereby, or any other Loan Document. The Lender will deliver, on or after the Effective Date, documents terminating the North Carolina Deed of Trust and the North Carolina Assignment of Rents. 4. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) when, and only when, the Lender shall have received: (a) this Amendment, duly executed by a Responsible Officer of each Borrower; (b) a certificate of the secretary of each Borrower in the form provided by the Bank, appropriately completed and duly executed by such Borrower’s secretary; (c) an Acknowledgment and Agreement, in the form provided by the Lender,

6 duly executed by Air T in its capacity as Guarantor; (d) payment, in immediately available funds, of the outstanding principal balance of Term Note B and accrued interest thereon; and (e) such other documents as the Lender may reasonably request. 5. Representations and Warranties. To induce the Lender to enter into this Amendment, the Loan Parties jointly and severally represent and warrant to the Lender as follows: (a) The execution, delivery and performance by the Loan Parties of this Amendment and each other Loan Document have been duly authorized by all necessary corporate, or as the case may be, limited liability company, action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person (including, without limitation, any shareholder), do not and will not conflict with, result in any violation of or constitute any default under, any provision of any Loan Party’s formation or governance documents, any agreement binding on or applicable to any Loan Party or any Loan Party’s property, or any law or governmental regulation or court decree or order, binding upon or applicable to any Loan Party or of any Loan Party’s property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of its property pursuant to the provisions of any agreement applicable to any Loan Party or any Loan Party’s property; (b) The representations and warranties contained in the Original Agreement are true and correct as of the date hereof as though made on that date except: (i) to the extent that such representations and warranties relate solely to an earlier date; and (ii) that the representations and warranties set forth in Section 5.04 of the Original Agreement to the audited annual financial statements and internally-prepared interim financial statements of Loan Parties shall be deemed to be a reference to the audited financial statements and interim financial statements, as the case may be, most recently delivered to the Lender pursuant to Section 6.01(a), 6.01(b) or 6.01(c) of the Original Agreement; (c) No events have taken place and no circumstances exist at the date hereof which would give any Loan Party the right to assert a defense, offset or counterclaim to any claim by the Lender for payment of the Obligations; (d) The Original Agreement, as amended by this Amendment, and each other Loan Document to which any Loan Party is a party are the legal, valid and binding obligations of such Loan Party and are enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles which may limit the right to obtain equitable remedies; and (e) Before and after giving effect to this Amendment, there does not exist any Default or Event of Default.

7 6. Release. The Loan Parties hereby jointly and severally release and forever discharge the Lender and its successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which any Loan Party or Loan Parties ever had or now has against the Lender or its successors, assigns, directors, officers, agents, employees or participants by virtue of the Lender’s relationship to the Loan Parties in connection with the Loan Documents and the transactions related thereto 7. Reference to and Effect on the Loan Documents. (a) From and after the date of this Amendment, each reference in the Original Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Original Agreement, and each reference to the “Credit Agreement”, the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Original Agreement in any other Loan Document shall mean and be a reference to the Original Agreement as amended hereby; and except as specifically set forth above, the Original Agreement remains in full force and effect and is hereby ratified and confirmed. (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Agreement or any other Loan Document, nor constitute a waiver of any provision of the Agreement or any such other Loan Document. 8. Costs, Expenses and Taxes. The Borrowers jointly and severally agree to pay on demand all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other documents to be delivered hereunder or thereunder, including their reasonable attorneys’ fees and legal expenses. In addition, the Borrowers shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder and agrees to save the Lender harmless from and against any and all liabilities with respect to, or resulting from, any delay in the Borrowers’ paying or omission to pay, such taxes or fees. 9. Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. 10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. 11. Counterparts. This Amendment may be executed in counterparts and by separate parties in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same document. Receipt by telecopy, pdf file or other electronic means of any executed signature page to this Amendment shall constitute effective delivery of such

8 signature page; provided, that the Loan Parties agree to promptly deliver to Lender original signed counterparts of this Amendment upon request by Lender. 12. Recitals. The Recitals hereto are incorporated herein by reference and constitute a part of this Amendment. [SIGNATURE PAGES FOLLOW]